SUPPLEMENT TO THE
FIDELITY STRATEGIC INCOME FUND
A FUND OF FIDELITY SCHOOL STREET TRUST
FEBRUARY 27, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION UNDER THE HEADING
"EXPOSURE TO FOREIGN MARKETS" BEGINNING ON PAGE 4.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

   THE FOLLOWING INFORMATION REPLACES THE FOURTH AND FIFTH PARAGRAPHS UNDER "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE 38.

   Strategic Income may compare its performance to that of the Fidelity Strategic Income Composite Index, which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weightings in the fund's neutral mix. The Fidelity Strategic Income Composite Index represents Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Fidelity Strategic Income Composite Index: Merrill Lynch High Yield Master II Index for the high yield category, Lehman Brothers Government Bond Index for the U.S. Government and investment grade category, Salomon Brothers Non-U.S. Dollar World Government Bond Index for the foreign developed markets category, and J.P. Morgan Emerging Markets Bond Index Plus for the emerging markets category. The index weightings of the Fidelity Strategic Income Composite Index are rebalanced monthly.

   MERRILL LYNCH HIGH YIELD MASTER II INDEX. A market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER "PERFORMANCE COMPARISONS" IN THE "PERFORMANCE" SECTION ON PAGE 38.

   Strategic Income may compare its performance to that of the Merrill Lynch High Yield Master II Index, a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Issues must have an outstanding par value of at least $50 million to be included in the index.

THE FOLLOWING INFORMATION REPLACES AND SUPPLEMENTS INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 40.

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, member of the Advisory Board of Fidelity School Street Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity School Street Trust, is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 40 HAS BEEN REMOVED.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 40.

NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 43.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1998.

COMPENSATION TABLE


Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Strategic IncomeB,+          Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 5                          $ 223,500

Phyllis Burke Davis          $ 5                          $ 220,500

Robert M. Gates              $ 5                          $ 223,500

E. Bradley Jones             $ 5                          $ 222,000

Donald J. Kirk               $ 6                          $ 226,500

Ned C. Lautenbach***         $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 5                          $ 223,500

Gerald C. McDonough          $ 7                          $ 273,500

Marvin L. Mann               $ 5                          $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 5                          $ 223,500



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433 and William McCoy, $55,039.

B Compensation figures include cash.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 46.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

(small solid bullet) FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FMR pays FIJ and FIIA a fee equal to 57% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOUND ON PAGE 45.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES


Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%           $ 1 billion       .3700%

 3 - 6                .3400             50               .2188

 6 - 9                .3100             100              .1869

 9 - 12               .2800             150              .1736

 12 - 15              .2500             200              .1652

 15 - 18              .2200             250              .1587

 18 - 21              .2000             300              .1536

 21 - 24              .1900             350              .1494

 24 - 30              .1800             400              .1459

 30 - 36              .1750             450              .1427

 36 - 42              .1700             500              .1399

 42 - 48              .1650             550              .1372

 48 - 66              .1600             600              .1349

 66 - 84              .1550             650              .1328

 84 - 120             .1500             700              .1309

 120 - 156            .1450             750              .1291

 156 - 192            .1400             800              .1275

 192 - 228            .1350             850              .1260

 228 - 264            .1300             900              .1246

 264 - 300            .1275             950              .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 over - 1,260         .0920

